                                                                    EXHIBIT 10.3

                              AMENDED AND RESTATED
                                 PROMISSORY NOTE

$600,000                                                        August 11, 2000
San Jose, California

         FOR VALUE RECEIVED, Mary J. George (the "Payor") promises to pay to Bell Sports, Inc., a California corporation ("Payee"), the principal sum of Six Hundred Thousand Dollars ($600,000). No interest shall accrue or be payable on the principal balance provided that the principal balance is timely paid in accordance with the following terms.

         Interest will be imputed at a rate of six percent (6%) per annum, and shall be added to the W-2 of the undersigned employee. The undersigned employee will pay all taxes on interest so imputed.

         The principal balance of the note is payable on April 17, 2006.

         In the event that the note is not paid strictly in accordance with all of the above terms, then and thereafter the principal balance will bear interest at the maximum legal rate until paid in full.

         This Note is secured by the Amended and Restated Collateral Pledge Agreement of even date herewith, the terms of which are incorporated herein by reference. The Payee's recourse for payment in respect of this Note shall be limited to the collateral under such Amended and Restated Collateral Pledge Agreement.

         This Note shall for all purposes by governed by and construed in accordance with the laws of the State of California.

         The Payor and Payee agree that this Amended and Restated Promissory Note amends and restates in its entirety that Promissory Note dated April 17, 2000 in the principal amount of $600,000.

         IN WITNESS WHEREOF, the Payor has caused this Amended and Restated Promissory Note to be executed as of the day and year first above written.


                                    /s/  Mary J. George
                                  --------------------------------------------
                                  Mary J. George


Agreed and Accepted
on the date first above written:

BELL SPORTS, INC.


By:    /s/  Lori Sherwood
      -----------------------
Title:  Secretary